Financial income, net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial expense (income), net
Bank charges and other financial expenses	$ 323	$ 400	$ 209
Exchange rate loss (gain), net	195	(163)	(140)
Interest income	(1,889)	(645)	(562)
Financial income, net	$ (1,371)	$ (408)	$ (493)